Exhibit 23.1

                                                               Cole & Reed, P.C.
                                                    Certified Public Accountants

                                                      531 Couch Drive, Suite 200
                                                   Oklahoma City, OK  73102-2251
                                                                  (405) 239-7961
                                                             (FAX (405) 235-0042



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report incorporated herein by reference, which report appears in the December 31, 2003 annual report on Form 10-K of The Beard Company.

                                          COLE & REED, P.C.
                                          Cole & Reed, P.C.



Oklahoma City, Oklahoma
June 15, 2004